                   Allmerica Investment Trust (the "Trust")
                                 Supplement to
                       Prospectus dated May 1, 2000 and
           Statement of Additional Information dated October 1, 2000

Nicholas-Applegate Capital Management, L.P. ("NACM"), Sub-Adviser of the Select Aggressive Growth Fund of the Trust (the "Fund"), has announced that it will be acquired by Allianz AG ("Allianz"), an insurance company headquartered in Germany. The transaction is expected to close in the first quarter of 2001. Following the completion of the transaction, NACM will continue to operate as a separate business entity under the same name and will remain headquartered in San Diego. Arthur E. Nicholas, founder and managing partner of NACM, will continue to direct the operations of the firm.

This transaction will constitute an "assignment" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the current Sub-Adviser Agreement between Allmerica Financial Investment Management Services, Inc. ("AFIMS"), the Manager of the Trust, and NACM, resulting in its automatic termination on the effective date of the transaction. On November 14, 2000 the Board of Trustees, including a majority of the disinterested Trustees, approved a new Sub-Adviser Agreement between AFIMS and NACM, as a subsidiary of Allianz, to become effective immediately upon the completion of the transaction. The new Sub-Adviser Agreement is substantially the same as the current Sub-Adviser Agreement. There is no change in the fees paid to NACM or AFIMS. Under an order received from the Securities and Exchange Commission, the Trust and AFIMS are permitted to enter into and amend sub-advisory agreements without a shareholder vote.

        --------------------------------------------------------------

The Chase Manhattan Corporation and J.P. Morgan & Co. Incorporated have announced that they have agreed to merge. J.P. Morgan & Co. Incorporated is the parent holding company for J.P. Morgan Investment Management Inc. ("J.P. Morgan"), Sub-Adviser to the Select Growth and Income Fund of the Trust. The closing of the merger is expected to be consummated at the end of this year, but is still subject to governmental approval and shareholder approval. Following the completion of the transaction, it is expected that J.P. Morgan will continue to operate as a wholly-owned subsidiary of its new parent company, J.P. Morgan Chase & Co. No formal action is required by the Board of Trustees of the Trust or by Fund shareholders with respect to this transaction.

        ---------------------------------------------------------------

The following is added under the heading "Fund Summaries - Objectives, Strategies and Risks - Select Capital Appreciation Fund" at the end of the Performance Table on the right hand side at the bottom of the page:

         Average Annual Total Returns

         (for the periods ending                Past          Since Inception
         December 31, 1999)                   One Year        (April 28, 1995)

         Russell Mid-Cap Index**               18.23%               20.54%

     ** Effective December 31, 2000, the Russell Mid-Cap Index will replace the Russell 2500 Index as the performance benchmark for the Fund. The Russell Mid-Cap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.


       ----------------------------------------------------------------

The following is added under the heading "Fund Summaries -- Objectives, Strategies and Risks -- Select Value Opportunity Fund" at the end of the Performance Table on the right hand side at the bottom of the page:

      Average Annual Total Returns

      (for the periods ending             Past        Past      Since Inception
      December 31, 1999)                One Year    Five Years  (April 30, 1993)

      Russell 2500 Value Index**          1.49%       16.00%         13.45%

     ** Effective December 31, 2000, the Russell 2500 Value Index will replace the Russell 2500 Index as the performance benchmark for the Fund. The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

       ----------------------------------------------------------------

The chart containing information on the individuals who are primarily responsible for the day-to-day management of the Core Equity Fund under the heading "Management of the Funds" in the Prospectus is amended to delete all of the information with respect to Chris Leavy, who has left Miller, Anderson & Sherrerd, LLP, Sub-Adviser of the Fund, to take another position.



Dated: December 22, 2000